UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 24, 2026
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2026-5C9

(Central Index Key Number 0002133003)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

RREF V - D Direct Lending Investments, LLC

(Central Index Key Number 0002086033)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Zions Bancorporation, N.A.

(Central Index Key Number 0000109380)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-282099-13	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (704) 374-6161

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01.          Entry into a Material Definitive Agreement.

On May 28, 2026, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of May 1, 2026 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of Wells Fargo Commercial Mortgage Trust 2026-5C9, Commercial Mortgage Pass-Through Certificates, Series 2026-5C9 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2026-5C9 (the “Issuing Entity”), a common law trust fund formed on May 28, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are twenty-nine (29) fixed-rate mortgage loans (the “Mortgage Loans”) and subordinate interests in two commercial mortgage loans secured by first liens on one hundred thirty-eight (138) commercial properties.

The Mortgage Loan secured by the mortgaged property identified on Exhibit B to the Pooling and Servicing Agreement as “ONX Industrial Campus” (the “ONX Industrial Campus Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “ONX Industrial Campus Whole Loan”) that also includes six additional pari passu promissory notes, each of which is not an asset of the Issuing Entity.

Prior to June 24, 2026, the ONX Industrial Campus Whole Loan was being serviced and administered pursuant to the pooling and servicing agreement, dated as of May 1, 2026, among Citigroup Commercial Mortgage Securities Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as certificate administrator, Wilmington Savings Fund Society, FSB, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

As of June 24, 2026, the ONX Industrial Campus Whole Loan, including the ONX Industrial Campus Mortgage Loan, is being serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of June 1, 2026 (the “BBCMS 2026-5C42 Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the BBCMS 2026-5C42 securitization transaction into which the related ONX Industrial Campus Whole Loan controlling pari passu companion loan is deposited.

The terms and conditions of the BBCMS 2026-5C42 Pooling and Servicing Agreement applicable to the servicing of the ONX Industrial Campus Mortgage Loan are substantially similar in all material respects to the servicing terms of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, but will differ in certain respects, as described in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the prospectus (SEC File Number 333-282099-13) filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on May 12, 2026. The BBCMS 2026-5C42 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2026	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra Title: President